UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 12, 2009
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) Departure and Appointment of Certain Officers

On February 12, 2009, Itron Inc.’s Board of Directors elected Malcolm Unsworth, 59, to succeed LeRoy Nosbaum as President and Chief Executive Officer, effective March 31, 2009.  Mr. Nosbaum will remain on the Board and serve as its Executive Chairman until December 31, 2009.

Malcolm Unsworth joined Itron in July of 2004 as Sr. Vice President, Hardware Solutions, following the acquisition of Schlumberger Electricity Metering.  In April 2007, Mr. Unsworth was named Sr. Vice President and Chief Operating Officer of Actaris and promoted to President and Chief Operating Officer of the Company in April, 2008.  In December 2008, he was elected to the Board of Directors.  Prior to joining Itron, Mr. Unsworth spent 25 years with Schlumberger in a variety of management positions in the electricity, gas, water, and systems businesses.

In connection with his promotion, Mr. Unsworth was granted an incentive stock option to purchase 50,000 shares of the Company’s common stock at an exercise price of $57.96 per share, the fair market value of our stock on February 13, 2009.  The option vests 33 1/3% on each of February 13, 2010, 2011, and 2012, and expires on February 13, 2019.

Also in connection with his promotion, Mr. Unsworth’s base salary was increased from $520,000 to $650,000, effective March 31, 2009.  At the same time, Mr. Nosbaum’s base salary will be reduced from $825,000 to $425,000.

(e)  Revised/ New Award Agreements

On February 12, 2009, the Compensation Committee of the Board of Directors of the Company approved the form of award agreements listed below, which are attached to this Form 8-K, for awards to be issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

o
Form of Restricted Stock Unit Award Notice and Agreement for U.S. Employees for use in connection with the Company’s Long-Term Performance Plan (LTPP) and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.1 hereof)

o
Form of Restricted Stock Unit Award Notice and Agreement for International Employees (other than French) for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.2 hereof)

o
Form of Restricted Stock Unit Award Notice and Agreement for French Employees for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.3 hereof)

o	Form of Restricted Stock Unit Award Notice and Agreement for U.S. Employees for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.4 hereof)

o	Form of Restricted Stock Unit Award Notice and Agreement for French Employees for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.5 hereof)

o
Form of Restricted Stock Unit Award Notice and Agreement for International Employees (other than French) for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.6 hereof)

o	Form of Non-Qualified Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.7 hereof)

o	Form of Incentive Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.8 hereof)

(e) Material Award Grants

The following awards were granted by the Compensation Committee under the LTPP to our named executive officers (other than our CEO) on February 12, 2009 and to our CEO, Mr. Nosbaum, on February 13, 2009 by the Board, based upon attainment of certain pre-determined goals established for the performance period that began January 1, 2008 and ended December 31, 2008:

Name	Position	Restricted Stock Units
LeRoy D. Nosbaum	Chairman of the Board and Chief Executive Officer	6,957
Malcolm Unsworth	President and Chief Operating Officer and Director	3,715
Steven M. Helmbrecht	Sr. Vice President and Chief Financial Officer	2,532
John W. Holleran	Sr. Vice President, General Counsel and Corporate Secretary	2,217
Philip C. Mezey	Sr. Vice President and Chief Operating Officer - Itron North America	2,409

The restricted stock units (RSUs) vest entirely three years from the date of grant and each RSU is the equivalent of one share of the Company’s Common Stock. Other terms of the awards are as described in the LTPP (filed as Exhibit 10.1 to the Form 8-K filed with the SEC on February 20, 2008) and in the related Form of Restricted Stock Unit Award Notice and Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1

Form of Restricted Stock Unit Award Notice and Agreement for U.S. Employees for use in connection with the Company’s Long-Term Performance Plan (LTPP) and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.2
Form of Restricted Stock Unit Award Notice and Agreement for International Employees (other than French) for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.3
Form of Restricted Stock Unit Award Notice and Agreement for French Employees for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.4	Form of Restricted Stock Unit Award Notice and Agreement for U.S. Employees for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.5	Form of Restricted Stock Unit Award Notice and Agreement for French Employees for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.6	Form of Restricted Stock Unit Award Notice and Agreement for International Employees (other than French) for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.7	Form of Non-Qualified Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.8	Form of Incentive Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

        ITRON, INC.

Dated:  February 18, 2009                                                   By:  /s/ Steven M. Helmbrecht
Steven M. Helmbrecht
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Form of Restricted Stock Unit Award Notice and Agreement for U.S. Employees for use in connection with the Company’s Long-Term Performance Plan (LTPP) and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.2
Form of Restricted Stock Unit Award Notice and Agreement for International Employees (other than French) for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.3
Form of Restricted Stock Unit Award Notice and Agreement for French Employees for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.4	Form of Restricted Stock Unit Award Notice and Agreement for U.S. Employees for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.5	Form of Restricted Stock Unit Award Notice and Agreement for French Employees for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.6	Form of Restricted Stock Unit Award Notice and Agreement for International Employees (other than French) for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.7	Form of Non-Qualified Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.8	Form of Incentive Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.